UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):  March 1, 2011

SCIENTIFIC GAMES CORPORATION
(Exact name of registrant as specified in its charter)

0-13063
(Commission File Number)

Delaware	81-0422894
(State or other jurisdiction	(IRS Employer
of incorporation)	Identification No.)

750 Lexington Avenue, 25th Floor, New York, New York 10022
(Address of principal executive offices, including Zip Code)

Registrant’s telephone number, including area code:  (212) 754-2233

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 2 — Financial Information

Item 2.02.      Results of Operations and Financial Condition.

The information contained under Item 2.02 in this Current Report, including Exhibits 99.1 and 99.2, is being furnished and, as a result, such information shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall such information be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

On March 1, 2011, Scientific Games Corporation (the “Company”) issued a press release announcing, among other things, results for the three months and year ended December 31, 2010. Copies of the press release and the presentation that will be discussed on the Company’s earnings call are attached hereto as Exhibits 99.1 and 99.2, respectively, and are incorporated herein by reference.

The Company’s press release and presentation, in addition to containing results that are determined in accordance with accounting principles generally accepted in the United States of America (“GAAP”), contain certain non-GAAP financial measures. Attributable EBITDA, as included in the press release and presentation, is based on the definition of “consolidated EBITDA” in the Company’s credit agreement (summarized below), except that attributable EBITDA as used in the press release and presentation includes the Company’s share of the EBITDA of the Company’s joint ventures (whereas “consolidated EBITDA” for purposes of the credit agreement includes the Company’s share of the income of the Company’s joint ventures to the extent it has been distributed to the Company).  Attributable EBITDA is a non-GAAP financial measure that is presented in the press release and presentation as a supplemental disclosure and is reconciled to net income (loss) in a schedule accompanying the press release.

The definition of “attributable EBITDA” as used in the press release and presentation is different from the definition of “adjusted EBITDA” used in the Company’s earnings releases for prior periods.  Both attributable EBITDA and adjusted EBITDA include adjustments only to the extent contemplated by the definition of “consolidated EBITDA” in the Company’s credit agreement. However, whereas “attributable EBITDA” includes the Company’s share of the EBITDA of the Company’s joint ventures, “adjusted EBITDA” included the Company’s share of the income of the Company’s joint ventures.  For the reasons explained below, the Company believes that attributable EBITDA is now a more relevant financial measure for the Company than adjusted EBITDA. In order to provide continuity between the presentation of attributable EBITDA as used in the press release and presentation, and the presentation of adjusted EBITDA in the Company’s earnings releases in prior periods, the Company has included in the press release a reconciliation of adjusted EBITDA as part of the reconciliation of attributable EBITDA to net income (loss).

“Consolidated EBITDA” means, for any period, “consolidated net income” as defined in the credit agreement (i.e., generally the Company’s consolidated net income (or loss) excluding the income (or deficit) of the Company’s joint ventures except to the extent that such income has been distributed to the Company) for such period plus, to the extent reflected as a charge in the statement of such consolidated net income for such period, the sum of (1) income tax expense, (2) depreciation and amortization expense, (3) interest expense, (4) amortization or write-off of debt discount and debt issuance costs and commissions, discounts and other fees and charges associated with debt (see line item captioned “Debt-Related Fees and Charges” in the schedules accompanying the press release), (5) amortization of intangibles (including goodwill) and organization costs (see line item captioned “Amortization of Intangibles” in the schedules accompanying the press release), (6) earn-out payments with respect to certain acquisitions that the Company has made, such as the Company’s acquisition of Global Draw, or any other permitted acquisitions (generally, acquisitions of companies that are primarily engaged in the same or related line of business and that become subsidiaries of the Company, or acquisitions of all or substantially all of the assets of another company or division or business unit of another company), including any loss or expense with respect to such earn-out payments (see line item captioned “Earn-Outs for Permitted Acquisitions” in the schedules accompanying the press release), (7) extraordinary charges or losses determined in accordance with GAAP, (8) non-cash stock-based compensation expenses, (9) up to $3,000,000 of expenses, charges or losses resulting from certain Peru investments (see line item captioned “Peru Investment Expenses, Charges or Losses” in the schedules accompanying the press release), (10) the non-cash portion of any non-recurring write-offs or write-downs as required in accordance with GAAP (see line item captioned “Non-Recurring Write-Offs under GAAP” in the schedules accompanying the press release), (11) advisory fees and related expenses paid to advisory firms in connection with permitted acquisitions (see line item captioned “Acquisition Advisory Fees” in the schedules accompanying the press release), (12) certain specified “permitted add-backs” (i.e., (A) up to $15,000,000 (less the amount of certain permitted pro forma adjustments to consolidated EBITDA in connection with material acquisitions) of charges incurred during any 12-month period in connection with (i) reductions in workforce, (ii) contract losses, discontinued operations, shutdown expenses and cost reduction initiatives, (iii) transaction expenses incurred in connection with potential acquisitions and divestitures, whether or not consummated, and (iv) restructuring charges and transaction expenses incurred in connection with certain transactions with Playtech Limited or its affiliates, and (B) reasonable and customary costs incurred in connection with amendments to the credit agreement) (see line item captioned “Specified Permitted Add-Backs” in the schedules accompanying the press release) (provided that the foregoing amounts do not include write-offs or write-downs of accounts receivable or inventory and, except with respect to permitted add-backs, any write-off or write-down to the extent it is in respect of cash payments to be made in a future period), (13) to the extent treated as an expense in the period paid or incurred, certain payments, costs and obligations made or incurred by the Company in connection with any award of a concession to operate the instant ticket lottery in Italy, including any up-front fee required under the applicable tender process (see line item captioned “Italian Concession Obligations” in the schedules accompanying the press release), (14) restructuring charges, transaction expenses and shutdown expenses incurred in connection with the disposition of all or part of the Company’s racing and venue management businesses, together with any charges incurred in connection with discontinued operations and cost-reduction initiatives associated with such disposition, in an aggregate amount (for all periods combined) not to exceed $7,325,000 (see line item captioned “Racing Disposition Charges and Expenses” in the schedules accompanying the press release) and (15) up to 5,250,000 British Pound Sterling during any four-quarter period of expenses or charges incurred in connection with the payment of license royalties or other fees to Playtech Limited or its affiliates and for software services provided to Global Draw or Games Media by Playtech Limited or its affiliates (see line item captioned “Playtech Royalties and Fees” in the schedules accompanying the press release), minus, to the extent included in the statement of such consolidated net income for such period, the sum of (1) interest income, (2) extraordinary income or gains determined in accordance with GAAP and (3) income or gains with respect to earn-out payments with respect to acquisitions referred to above (see line item captioned “Income on Earn-Outs for Permitted Acquisitions” in the schedules accompanying the press release).  Consolidated EBITDA is also subject to certain adjustments in connection with material acquisitions and dispositions as provided in the credit agreement.  The foregoing definitions of “consolidated net income” and “consolidated EBITDA” are qualified in their entirety by the full text of such definitions in the Company’s credit agreement, a copy of which is attached as Exhibit 10.1 to the Company’s Current Report on Form 8-K filed with the Securities and Exchange Commission on February 19, 2010.

Free cash flow, as included in the press release, represents net cash provided by operating activities less total capital expenditures (which includes wagering systems expenditures and other intangible assets and software expenditures).  Free cash flow is a non-GAAP financial measure that is presented in the press release as a supplemental disclosure and is reconciled to net cash provided by operating activities in a schedule accompanying the press release.

Joint venture EBITDA, as included in the press release and presentation, represents the Company’s share of the Company’s joint ventures’ EBITDA, which is defined as equity in earnings of the Company’s joint ventures (whether or not any such earnings have been distributed to the Company) plus income tax expense, depreciation and amortization expense and interest (income) expense, net of other.  Joint venture EBITDA is a non-GAAP financial measure that is presented in the press release and presentation as a supplemental disclosure and is reconciled to equity in earnings of joint ventures in a schedule accompanying the press release.

The Company’s management uses the foregoing non-GAAP financial measures in conjunction with GAAP financial measures to: monitor and evaluate the performance of the Company’s business operations, as well as the performance of the Company’s joint ventures, which have become a more significant part of the Company’s business; facilitate management’s internal comparisons of the Company’s historical operating performance of its business operations; facilitate management’s external comparisons of the results of its overall business to the historical operating performance of other companies that may have different capital structures and debt levels; review and assess the operating performance of the Company’s management team; analyze and evaluate financial and strategic planning decisions regarding future operating investments; and plan for and prepare future annual operating budgets and determine appropriate levels of operating investments.  Accordingly, the Company’s management believes that these non-GAAP financial measures are useful to investors to provide them with disclosures of the Company’s operating results on the same basis as that used by the Company’s management.

In addition, the Company’s management believes that attributable EBITDA is helpful in assessing the overall operating performance of the Company and its joint ventures and highlighting trends in the Company’s and its joint ventures’ core businesses that may not otherwise be apparent when relying solely on GAAP financial measures, because this non-GAAP financial measure eliminates from the Company’s and its joint ventures’ earnings financial items that management believes have less bearing on the Company’s and its joint ventures’ performance, such as income tax expense, depreciation and amortization expense and interest (income) expense.  Management further believes that attributable EBITDA and free cash flow provide useful information regarding the Company’s liquidity and its ability to service debt and fund investments.  Management believes that joint venture EBITDA is helpful in monitoring the financial performance of the Company’s joint ventures and eliminates from the joint ventures’ earnings financial items that management believes have less bearing on the joint ventures’ performance.

The Company’s management also believes attributable EBITDA is useful to investors because the definition is derived from the definition of “consolidated EBITDA” in the Company’s credit agreement, which is used to calculate the Company’s compliance with the financial covenants contained in the credit agreement.  Moreover, the operating income performance metric and the free cash flow performance metric (calculated by subtracting total capital expenditures (which includes wagering systems expenditures and other intangible assets and software expenditures) from adjusted EBITDA) used in determining performance-based bonuses for 2010 are subject to the same adjustments used to determine attributable EBITDA (and certain additional adjustments in the discretion of the Compensation Committee (e.g., to take into account acquisitions, divestitures, sign-on or guaranteed bonuses approved by the Compensation Committee and accounting changes during the year)).

The Company believes that attributable EBITDA is now a more relevant financial measure for the Company than adjusted EBITDA because a significant and increasing amount of the Company’s business is from its joint ventures, and beginning in the fourth quarter of 2010, the Company’s proportionate share of net earnings of LNS, its largest joint venture, is now reported on an after-tax basis and after amortization of the upfront fee for the new concession for the Italian instant ticket lottery. Unlike adjusted EBITDA, which was based on the EBITDA of the Company and its subsidiaries plus their share of the income of the Company’s joint ventures, attributable EBITDA is an entirely EBITDA-based financial metric (i.e., based on EBITDA of the Company and its subsidiaries plus their share of the EBITDA of the Company’s joint ventures).

Accordingly, the Company’s management believes that the presentation of the non-GAAP financial measures, when used in conjunction with GAAP financial measures, provides both management and investors with financial information that can be useful in assessing the Company’s financial condition and operating performance.

The non-GAAP financial measures used in the press release and presentation should not be considered in isolation of, as a substitute for, or superior to, the financial information prepared in accordance with GAAP.  The non-GAAP financial measures as defined in the press release and presentation may differ from similarly titled measures presented by other companies. The non-GAAP financial measures, as well as other information in the press release and presentation, should be read in conjunction with the Company’s financial statements filed with the Securities and Exchange Commission.

Section 9 — Financial Statements and Exhibits

Item 9.01.      Financial Statements and Exhibits.

(d)  Exhibits

Exhibit No.	Description

99.1	Press Release of Scientific Games Corporation, dated March 1, 2011.

99.2	Earnings Call Presentation.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

SCIENTIFIC GAMES CORPORATION

By:	/s/ Jeffrey S. Lipkin
Name:	Jeffrey S. Lipkin
Title:	Senior Vice President and Chief Financial Officer

Date:  March 1, 2011

Exhibit Index

Exhibit No.	Description

99.1	Press Release of Scientific Games Corporation, dated March 1, 2011.

99.2	Earnings Call Presentation.